Exhibit 10.62
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Confidential
June 17, 2008
Andrew Gengos
Vice President, Strategy and Corporate Development
Amgen Inc.
One Amgen Center Dr.
Thousand Oaks, CA 91320-1799
Re: Amendment No. 1 to Collaboration and Option Agreement
Dear Andrew,
As you know, Cytokinetics, Incorporated (“CK”) and Amgen Inc. (“Amgen”) are parties to that certain Collaboration and Option Agreement dated December 29, 2006 (the “Option Agreement”). By this letter amendment (this “Amendment”), effective as of June 17, 2008, CK and Amgen agree to amend the Option Agreement as follows:
1.	Section 2.12.3.1(iii) of the Option Agreement is hereby replaced in its entirety by the following:
“(iii) reviewing CK’s progress against the activities set forth in the Development Plan and Schedule 10.2.1 and the potential for Amgen to exercise the Amgen Option...”
2.	Schedule 10.2.1 of the Option Agreement (Development Activities) is hereby amended and restated in its entirety to read as attached hereto.
Except as expressly set forth herein, all of the terms and conditions of the Agreement will remain in full force and effect. Capitalized terms used herein and not otherwise defined have the meaning ascribed in the Option Agreement.
If the foregoing is acceptable and agreed to by Amgen, please so indicate by having an authorized representative of Amgen sign this Amendment in the appropriate signature line below, and return such signed copy to Marjorie Wagman, Associate General Counsel, at your earliest convenience. A duplicate original is enclosed for your records. If you have any questions or comments, please do not hesitate to contact Marjorie at (650) 624-2925 or by email at mwagman@cytokinetics.com.

Sincerely,	Agreed and accepted:

/s/ Michael S. Rabson	Amgen Inc.

	By:	/s/ Andrew Gengos

Michael S. Rabson	Name:	Andrew Gengos
Sr. Vice President, Business Development and Legal Affairs, and	Title:	Vice President
General Counsel	Date:	23 June 08

Amgen Contract No. 200625165-001	1

Confidential
Exhibit A
Schedule 10.2.1
Development Activities
[attached]

Amgen Contract No. 200625165-001	2

Confidential
SCHEDULE 10.2.1
(amended June 17, 2008)
Development Activities
[***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Amgen Contract No. 200625165-001	3